UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 13, 2007
                Date of Report (Date of earliest event reported)

                     -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                     1-4141                   13-1890974
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                                Two Paragon Drive
                           Montvale, New Jersey 07645
                    (Address of principal executive offices)

                                 (201) 573-9700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d- 2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events.

     On March 13, 2007, the Company issued a press release announcing that in connection with its recently-announced agreement to acquire Pathmark Stores, Inc., it has sold 6,350,000 shares of its holdings in Metro, Inc. for proceeds of approximately $203.5 million. A copy of the March 13, 2007 press release is attached hereto as Exhibit 99.1.


 (c) Exhibits. The following exhibit is filed herewith:

              Exhibit No.              Description
              -----------              ----------------------------------------

                  99.1                 Press Release dated March 13, 2007




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 13, 2007


                               THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                               By:/s/ Allan Richards
                               ------------------------------------------
                               Allan Richards, Senior Vice President,
                               Human Resources, Labor Relations,
                               Legal Services & Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1     Press release dated March 13, 2007

                                      News

                                                                 EXHIBIT 99.1
                                                                 ------------
The Great Atlantic & Pacific Tea Company, Inc.
2 Paragon Drive
Montvale, NJ  07645
                                            Investor contact:  William J. Moss
                                                     Vice President, Treasurer
                                                                (201) 571-4019

                                           Press contact:  Richard P. De Santa
                                            Senior Director, Corporate Affairs
                                                                 (201) 571-4495

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. MAKES ANNOUNCEMENT

MONTVALE, N.J. (March 13, 2007) -- The Great Atlantic & Pacific Tea Company, Inc., Montvale, N.J. (A&P) (NYSE:GAP) said today that in connection with its recently-announced agreement to acquire Pathmark Stores, Inc., it has sold 6,350,000 shares of its holdings in Metro, Inc. (Montreal, Canada) for proceeds of approximately $203.5 million. The Company continues to hold approximately
11.7 million Metro shares.

Founded in 1859, A&P is one of the nation's first supermarket chains. A&P operates 410 stores in nine states and the District of Columbia under the following trade names: A&P, Waldbaum's, The Food Emporium, Super Foodmart, Super Fresh, Farmer Jack, Sav-A-Center and Food Basics. Additional information about A&P may be found at its web site, www.aptea.com.


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